UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  November 15, 2007

IMMUNOSYN CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	005-82677 (Commission File Number)	20-5322896 (I.R.S. Employer Identification No.)

4225 Executive Square, Suite 260,
La Jolla, CA  92037
(Address of Principal Executive Offices and Zip Code)

(888) 853-3663
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e).  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(i)    Effective October 15, 2007, Stephen D. Ferrone and Immunosyn Corporation (the “Company”) entered into an Employment Agreement (the "Ferrone Employment Agreement") pursuant to which Mr. Ferrone is employed by the Company as its President and Chief Executive Officer (a copy of the Ferrone Employment Agreement was annexed as Exhibit 10.1 to a Current Report on Form 8-K filed with the Commission on October 23, 2007).  On November 15, 2007, Mr. Ferrone and the Company entered into a First Amendment to the Ferrone Employment Agreement pursuant to which the parties agreed to change the base compensation Mr. Ferrone is to receive from the Company under the Ferrone Employment Agreement to a base salary equal to $3,000 per month (or pro rata portion thereof) payable semi-monthly (less applicable taxes and withholdings).  Mr. Ferrone’s base salary is subject to annual review by the Company’s Board or the Compensation Committee thereof for discretionary periodic increases but not decreases.

(ii)   Effective October 22, 2007, G. David Criner and the Company entered into an Employment Agreement (the "Criner Employment Agreement") pursuant to which Mr. Criner is employed by the Company as its Chief Financial Offier and Chief Accounting Officer (a copy of the Criner Employment Agreement was annexed as Exhibit 10.2 to a Current Report on Form 8-K filed with the Commission on October 23, 2007).  On November 15, 2007, Mr. Criner and the Company entered into a First Amendment to the Criner Employment Agreement pursuant to which the parties agreed to change the base compensation Mr. Criner is to receive from the Company under the Criner Employment Agreement to a base salary equal to $3,000 per month (or pro rata portion thereof) payable semi-monthly (less applicable taxes and withholdings).  Mr. Criner’s base salary is subject to annual review by the Company’s Board or the Compensation Committee thereof for discretionary periodic increases but not decreases.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report.

Exhibit Number	Description
10.1	First Amendment to Employment Agreement between Immunosyn Corporation and Stephen D. Ferrone dated as of November 15, 2007.
10.2	First Amendment to Employment Agreement between Immunosyn Corporation and G. David Criner dated as of November 15, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  November 19, 2007

IMMUNOSYN CORPORATION
By:	/s/ Douglas McClain, Jr.
Douglas McClain, Jr. Chairman of the Board